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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 19, 2000 (JUNE 14, 2000)
                                                 ------------------------------




                          CHESAPEAKE ENERGY CORPORATION
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             (Exact name of Registrant as specified in its Charter)


              OKLAHOMA                                 1-13726                              73-1395733
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    (State or other jurisdiction                (Commission File No.)            (IRS Employer Identification No.)
          of incorporation)


            6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA 73118
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               (Address of principal executive offices) (Zip Code)


                                 (405) 848-8000
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              (Registrant's telephone number, including area code)








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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

         On June 14, 2000, Chesapeake Energy Corporation ("Chesapeake") issued a press release announcing three Mid-Continent natural gas reserve purchases.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.   The following exhibit is filed herewith:

         99.      Press Release issued by the Registrant on June 14, 2000.













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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                   CHESAPEAKE ENERGY CORPORATION



                                                   BY: /s/ AUBREY K. MCCLENDON
                                                      ------------------------
                                                         AUBREY K. MCCLENDON
                                                      Chairman of the Board and
                                                       Chief Executive Officer

Dated:  June 19, 2000


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER            DESCRIPTION
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
99                Press Release issued by the Registrant on June 14, 2000.



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